UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________
FORM 8-K
_______________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 22, 2023
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SOTERA HEALTH COMPANY
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-39729	47-3531161
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
9100 South Hills Blvd, Suite 300
Broadview Heights, Ohio 44147
(Address of Principal Executive Offices) (Zip Code)
(440) 262-1410
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
_______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on which registered
Common stock, $0.01 par value per share	SHC	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.
On June 22, 2023, Sotera Health Company (the “Company”) and Sotera Health Holdings, LLC (“SHH”) entered into an amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of December 13, 2019, by and among the Company, SHH, certain subsidiaries of the Company, JPMorgan Chase Bank, N.A., as First Lien Administrative Agent and the lenders and issuing banks party thereto (the “Credit Agreement”).

Consistent with the market phaseout of the London Interbank Offered Rate (LIBOR), this Amendment replaces the LIBOR-based reference interest rate option under the term loan with a reference interest rate option based on the Term Secured Overnight Financing Rate plus an applicable credit spread adjustment of 0.11448% (for one-month interest periods), 0.26161% (for three-month interest periods) and 0.42826% (for six-month interest periods) (in all cases, subject to a minimum floor of 0.50%). Any difference in interest expense under the term loan as a result of the Amendment is not expected to be material.

The Amendment does not give effect to any material changes to the terms and conditions of the Credit Agreement, including the representations and warranties, events of default, affirmative or negative covenants.

The foregoing description of certain provisions of the Amendment and the underlying Credit Agreement does not purport to be complete and is qualified in its entirety by the full text of the Credit Agreement and the Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information contained in Item 1.01 of this Current Report on Form 8-K above is incorporated herein by reference.
Item 7.01. Regulation FD Disclosure.

On June 22, 2023, the Company issued a press release (the “Press Release”) announcing the completion of the opt-in process for the January 2023 settlements of the ethylene oxide claims against Sotera Health LLC and Sterigenics U.S., LLC (“Sterigenics” and, together with Sotera Health LLC, the “Settling Defendants”) in the Circuit Court of Cook County, Illinois and the Settling Defendants’ election to proceed with the settlements.

879 of the 882 claimants eligible to participate in the settlement program have opted in. Pursuant to the settlement agreements, the three claimants who did not opt in created an option for the Settling Defendants to exercise walkaway rights. After evaluating the information about these claimants and their cases, the Settling Defendants waived their walkaway rights and will proceed in the settlement with the 879 claimants who opted in. The amounts allocated by the Plaintiffs’ Executive Committee through the claims administration process to those claimants who did not opt in represent an immaterial fraction of the total $408 million settlement and will remain in escrow until December 31, 2023, at which point, absent opt in election of those claimants, those funds will revert to Sterigenics.

The Circuit Court has entered an order confirming that these are good-faith settlements under the Illinois Contribution Among Joint Tortfeasors Act.

A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section, and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, unless expressly incorporated by specific reference in such filing.
Forward-looking Statements
This report contains forward-looking statements that reflect management’s expectations about future events and speak only as of the date hereof. You can identify these forward-looking statements by the use of forward-looking words such as “will,” “expect,” “may,” “post-trial,” “appeal,” “believe,” “continue,” or other comparable words. Any forward-looking statements contained in this report are based upon current plans, estimates and expectations in light of information currently available to the Company. The inclusion of this forward-looking information should not be regarded as a representation by us that the future plans, estimates or expectations contemplated by the Company will be achieved. These forward-looking statements are subject to various risks, uncertainties and assumptions including, without limitation, changes in environmental, health and safety regulations; satisfaction of conditions to completing the settlement, including the impact of, and developments in, current and future legal proceedings and liability claims related to purported exposure to emissions of EO from Sterigenics’ facilities, including claims not encompassed by the settlement that are presently pending against Sterigenics and related co-defendants in Illinois, Georgia and New Mexico; capital market and other risks to our ability to raise additional debt financing on reasonable terms or at all, including availability of capital and the impact of future litigation developments on our ability to access capital markets; and the possibility that other claims will be made in the future, including in Illinois. For additional discussion of these risks and uncertainties, please refer to those described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2023, and the Company’s other filings with the Securities and Exchange Commission, including under the headings “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements,” as well as the Current Report on Form 8-K filed by the Company on January 10, 2023 disclosing the terms of the settlement. The Company does not undertake any obligation to publicly update or revise these forward-looking statements, except as otherwise required by law.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
10.1
Amendment, dated as of June 22, 2023, to the First Lien Credit Agreement dated as of December 13, 2019 by and among Sotera Health Company, Sotera Health Holdings, LLC, certain subsidiaries of Sotera Health Company, JPMorgan Chase Bank, N.A., as First Lien Administrative Agent and the lenders and issuing banks party thereto.

99.1	Press Release, dated June 22, 2023

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sotera Health Company (Registrant)

Date: June 22, 2023	By:	/s/ Michael F. Biehl
Michael F. Biehl
Interim Chief Financial Officer